UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.)


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
[ ]  Definitive  Proxy  Statement        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.1a-11(c) or 240.1a-12

                          LIFE PARTNERS HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                      The Board of Directors of Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (check  the  appropriate  box):

[X]  No  fee  required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title  of  each  class  of  securities  to  which  transaction applies:
     2)  Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed  maximum  aggregate  value  of  transaction:

[ ]  Fee  paid  previously  with  preliminary  materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  previously  paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:

LIFE PARTNERS HOLDINGS, INC  .   This Proxy Is Solicited on Behalf of  the Board
204  Woodhew                     of Directors
Waco,  Texas  76710              The undersigned hereby appoints  Brian D. Pardo
                                 and R. Scott Peden as Proxies,  each  with  the
                                 power  to  appoint  his  substitute, and hereby
                                 authorizes them to  represent  and  to vote, as
                                 designated  below,  all  the  shares  of common
                                 stock  of  Life  Partners  Holdings,  Inc. (the
                                 "Company") held of record by the undersigned on
                                 June  4,  2002,  at  the   Annual  Meeting   of
                                 Shareholders to be held on July 30, 2002, or any adjournment thereof.

1.  ELECTING OF DIRECTORS   FOR all nominees listed        WITHHOLD AUTHORITY
                            below (except as marked     to vote for all nominees
                            to the contrary  below)          listed  below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

        Brian D. Pardo, R. Scott Peden, Dwight L. Pierce, Tad Ballantyne,
                                Jacquelyn Davis

2.  APPROVING A MERGER TO REINCORPORATE THE COMPANY IN TEXAS.

           FOR                           AGAINST                         ABSTAIN

3.  RATIFYING  GRAY  &  NORTHCUTT,  INC.,  AS  INDEPENDENT AUDITORS FOR 2003.

           FOR                           AGAINST                         ABSTAIN

4.  TRANSACTING  OTHER  BUSINESS  INCIDENTAL  TO  THE  MEETING.

           FOR                           AGAINST                         ABSTAIN

                          LIFE PARTNERS HOLDINGS, INC.
                                  204 Woodhew
                                Waco, Texas 76710
                            Telephone: 800-368-5569
                                Fax: 254-751-1025
                        Website: www.lifepartnersinc.com


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  July 30, 2002



To  the  Shareholders:

     Life Partners Holdings, Inc. ("We" or the "Company") will hold an Annual Meeting of Shareholders (the "Annual Meeting") on Tuesday, July 30, 2002, at 11:00 a.m., CT, at our corporate offices, 204 Woodhew, Waco, Texas. The Shareholders will meet to consider:

     (1)  Electing  five  directors,  each  to  serve  for  a  term of one year;

     (2) Approving the merger of the Company into a wholly-owned subsidiary to change the Company's state of incorporation from Massachusetts to Texas;

     (3) Ratifying the selection of Gray & Northcutt, Inc., as independent auditors of the Company for the year ending February 28, 2003; and

     (4)  Transacting  other  business  incident  to  the  Annual  Meeting.

     The record date for the Annual Meeting is June 4, 2002. Only Shareholders of record at the close of business on that date can vote at the Annual Meeting.

     We hope you will attend the Annual Meeting. If you do not plan to attend, please sign and return the enclosed proxy. To encourage the use of proxies, we have enclosed a self-addressed, postage-paid envelope for your use.

                                   Sincerely,



                                 R. Scott Peden
                                Clerk (Secretary)


June  21,  2002

                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 30, 2002


     Life Partners Holdings, Inc. ("Life Partners", the "Company" or "We") welcomes you to our Annual Meeting of Shareholders. Life Partners is the parent company of Life Partners, Inc. ("LPI") and Extended Life Services, Inc. ("ELSI"). LPI is the oldest and one of the largest viatical settlement companies in the United States. To supplement LPI's viatical business, ELSI engages in senior life settlement transactions, a strongly emerging market similar to our viatical settlement business. Our business is discussed more fully in the annual report accompanying this Proxy Statement.

     We are furnishing this Proxy Statement to inform our Shareholders about the
upcoming  Annual  Meeting.   To  encourage  Shareholder  participation,  we  are
soliciting  proxies  to  be  used  at  the  Annual  Meeting.

     We are mailing this Proxy Statement and the accompanying proxy card to Shareholders beginning June 24, 2002.

General  Information

     Who Votes. If you hold shares as of the Record Date, June 4, 2002, you may vote at the Annual Meeting. On June 4, 2002, the Company had 9,629,676 shares of common stock outstanding. Each share is entitled to one vote.

     How To Vote. We will vote your shares for you if you send us a signed proxy before the Annual Meeting. You can tell us to vote for all, either, or none of the nominees for director. You can tell us to approve, disapprove, or abstain from voting on the other proposals or from transacting incidental business at the Annual Meeting. We have provided information about the director nominees and the other proposals in the following pages of this proxy statement.

     If you return a signed proxy, but do not tell us how you want to vote, we shall vote your shares "for" all director nominees and the other proposals.

     Canceling Your Proxy. You can cancel your proxy at any time before we vote your shares in any of three ways:

     (1)  by  giving  the  Clerk  (Secretary)  a  written  cancellation;

     (2)  by  giving  a  later  signed  proxy;  or

     (3)  by  voting  in  person  at  the  Annual  Meeting.

     Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the director nominees for the positions to be filled (five positions) receiving the highest number of votes will be elected. To approve the Reincorporation to Texas, the proposal must receive an affirmative vote of two-thirds of the shares outstanding and entitled to vote. To ratify the independent auditors, this proposal must receive a majority of the votes that could be cast at the Annual Meeting. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

     The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote for the proposal (usually because the brokers don't have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of a vote based on votes that could be cast. These broker proxies are referred to as "broker non-votes". Broker non-votes will have the effect of a vote "against" a proposal requiring a two-thirds vote of the shares outstanding and entitled to vote.

     Incidental Business. Proxies customarily ask for authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the matters set forth in the notice, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.

                                     ITEM 1
                              ELECTION OF DIRECTORS

     The Shareholders will elect five directors at this year's Annual Meeting. Each director will serve for a one-year term ending at the 2003 annual meeting or until he is succeeded by another qualified director who has been elected.

     We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date, and return the proxy form, but don't tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares for that other person.

     The five nominees for director are presently members of the Board of Directors.

                The Company recommends voting "For" the nominees.

Biographical  Information

     The following table sets forth the name and age of each director nominee and the year he or she became a director.

                                    Director
        Name            Age          Since          Position
       ----             ---         --------        --------
Brian  D.  Pardo         59          2000     Chairman  of the Board,  President
                                              and  Chief  Executive  Officer  of
                                              Life  Partners  Holdings,  Inc.

R.  Scott  Peden         38          2000     Director,  Clerk  (Secretary)  and
                                              General Counsel of  Life  Partners
                                              Holdings, Inc.  and  President  of
                                              LPI  and  ELSI

Dwight  L. Pierce        55          2001     Director

Tad  Ballantyne          44          2001     Director

Jacquelyn  Davis         64             -     Director  nominee

     The Director Nominees. The Board of Directors has nominated five candidates for election. If elected, these nominees will serve one-year terms. A brief

                                        2
     summary of each director nominee's principal occupation, business affiliations and other information follows.

     Brian D. Pardo. Mr. Pardo is President and Chief Executive Officer of the Company, and Chief Executive Officer of LPI and ELSI, our primary operating subsidiaries. He has served as the CEO of LPI since its incorporation in 1991. Mr. Pardo is one of the pioneers of the viatical settlement and senior life settlement industries. He has been certified as an expert in the field of viatical settlements and has testified on that subject on numerous occasions. Mr. Pardo served our nation from 1964 through 1966 as a helicopter gunship pilot in Vietnam.

     R. Scott Peden. Mr. Peden is the General Counsel and Clerk (Secretary) of the Company and the President and Chief Operating Officer of LPI and ELSI. Mr. Peden has served as Vice President and General Counsel for LPI since its incorporation in 1991. Mr. Peden has been certified as an expert in the field of viatical settlements and has testified on that subject on many occasions. He designed the structure of the viatical settlement transaction that is widely used throughout the industry. He holds a Bachelor of Arts degree from Trinity University and a Juris Doctor from Baylor University School of Law.

     Dwight L. Pierce. Mr. Pierce has served as President of SunLease, Inc. and SunSave, Inc. since 1996. He has also served as President of Remington University, Southern Technical Colleges, and Oklahoma Junior College. Mr. Pierce holds a Bachelor of Arts degree from Harding College and a Juris Doctorate degree from the University of Arkansas at Little Rock. He was appointed to the Board in August 2001.

     Tad Ballantyne. Mr. Ballantyne is the Chief Operating Officer of BR Industries, Inc., which owns various companies in the food processing and metals processing industry. He also serves as Chief Executive Officer of Texas Steel Partners, Inc., a steel foundry located in Ft. Worth, Texas. He was appointed to the Board in August 2001.

     Jacquelyn Davis. Mrs. Davis served as our Treasurer and Controller from 2000 until her retirement on May 31, 2002. Mrs. Davis also served as Controller for Life Partners, Inc. since its inception in September 1991. Mrs. David has had extensive experience throughout her career. She served as full charge bookkeeper and liaison to the outside auditors of the Monnig's Department Store chain from 1958 to 1974 and as Vice-President of Grove Painting Co. from 1974 to 1986. From 1986 to 1991, she service as chief accounting officer and liaison to the outside auditors for ASK Corporation.

Other  Executive  Officers

     In addition to the executive officers who serve on the Board of Directors, we have the following executive officer:

     Michael T. Beste, age 45, serves as President of our Institutional Division and serves as the Company's primary contact with all institutional investors. Mr. Beste joined the Company in April 2001. Before his association with us, he served as Director of Finova Realty Capital in Dallas, Texas, where he worked with conduit lenders and equity investment firms to provide capital solutions for commercial real estate owners and developers. Mr. Beste has also worked in the area of commercial real estate financing and development for GMAC and served as President of the real estate finance and development firm of RWB Investments from 1991 to 1998. He holds a Bachelor of Science Degree in Business from Arizona State University.

Service  on  the  Board

     Board Meetings and Committees. During the most recent fiscal year, the Board met three times with all directors attending. Management also periodically conferred with directors between meetings regarding Company affairs.

     The Compensation Committee is currently composed of Mr. Pardo, Mr. Ballantyne and Mr. Pierce. It met once during the most recent fiscal year with all members participating. It sets the compensation levels of the Chief

Executive Officer and the President, establishes a general framework for the short-term incentive program and administers the Company's Omnibus Equity Compensation Plan. At present, options covering 147,000 shares are outstanding under the plan at an exercise price of $7.75. These options will expire in three years commencing in 2003. The Compensation Committee's report is set forth below.

     The Board of Directors has an Audit Committee and has appointed Messrs. Pardo, Pierce and Ballantyne to serve as its members. The Audit Committee met twice during the last fiscal year with all members participating. The Audit
Committee  is  primarily  concerned  with  the  effectiveness  of  the Company's financial audits by the independent auditors. Its duties include: (i) recommending the selection of independent auditors; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) reviewing the organization and scope of the Company's internal system of financial controls; (iv) reviewing the Company's financial reporting and the accounting standards and principles followed; and (v) examining other reports relating to the Company's compliance with insurance regulatory and licensing requirements. A copy of the Audit Committee charter was attached to the 2001 Proxy Statement.

     The Board has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

     We intend to expand the Board with the addition of at least one additional independent director. We have nominated Mrs. Jacquelyn Davis to serve as our fifth board member. Because of her experience as our Controller before her retirement in May 2002, we believe she is an exceptional nominee. If elected to the Board, we anticipate that the Board will appoint her to the Audit and Compensation Committees, replacing Mr. Pardo who is employed by the Company and is not independent.

     Director Compensation. We compensate our directors who are not employed by the Company. The independent directors receive $500 per year and $250 per meeting. We also reimburse all ordinary and necessary expenses incurred in the conduct of our business.

     Indemnification of Directors and Officers. Under Massachusetts law, we may indemnify our directors and officers. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. Massachusetts law further provides that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Articles of Organization, the Bylaws, any agreement, vote of Shareholders or disinterested directors or otherwise. Our Articles of Organization and Bylaws do not presently address the issue of indemnification. If the shareholders vote to reincorporate under Texas law, the Texas Articles of Incorporation and Bylaws will provide for indemnification of our directors and officers.

                  OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS

Beneficial  Ownership  of  Directors,  Officers  and  Certain  Shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 4, 2002, by (i) each director and nominee of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

      Name of Director, Executive Officer        Beneficial Ownership(1)
                                               --------------------------
      or Shareholders Holding 5% or More,      Number of Shares   Percent
      -----------------------------------      ----------------   -------
       Brian D. Pardo                           5,445,500(2)       56.3(2)

       Pardo  Family  Holdings,  Ltd.
         204  Woodhew
         Waco,  Texas  76710                    5,420,500          56.3

       R. Scott Peden                              93,347           *

       Dwight L. Pierce                                 0           0

       Tad Ballantyne                                   0           0

       Jacquelyn  Davis                            75,000           *

       Michael T. Beste                            46,000           *

       All directors and named executive
        officers as a group (6 persons)         5,659,847          57.6
----------------------

*     Less  than  one  percent.

     (1) Shares of Common Stock that are not outstanding but that can be acquired by a person upon exercise of an option within 60 days are included in computing the percentage for such person, but are not included in computing the percentage for any other person. Disclosures regarding "beneficial ownership" are made as that term is defined under federal securities laws.

     (2) Mr. Pardo is deemed to have beneficial ownership of the shares of Pardo Family Holdings, Ltd. In addition, Mr. Pardo is deemed to have beneficial ownership of presently exercisable options covering 25,000 shares, which his spouse holds.

Executive  Compensation

     The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each executive officer (including officers of LPI and ELSI) whose total annual salary and bonus exceeded $100,000 (the three are sometimes called the "named executive officers") for services performed in fiscal years ended February 28, 2002 and 2001. We acquired the Company in January 2000. Before that time, the Company had no operations and did not compensate its officers.

Summary  Compensation  Table

                                                                   Long Term
                                                                     Compen-
                                                                     sation
                                       Annual Compensation           Awards
                                  --------------------------------   --------
                                                          Other                All Other
                                                          Annual                 Compen-
      Name and            Fiscal                          Compen-    Options     sation
   Principal Position      Year  Salary ($)(1)  Bonus($)  sation(2)    (#)         ($)
   ------------------      ----  -------------  --------  ---------  -------   ---------
Brian D. Pardo             2002        484,869       -0-      -      25,000(3)          -
  Chief Executive Officer  2001        450,000       -0-      -           -             -
                           2000         48,082       -0-      -           -             -

R. Scott Peden             2002         93,138       -0-      -      12,000             -
  President                2001         92,000       -0-      -           -             -
                           2000          9,803       -0-      -     100,000             -

Michael T. Beste           2002        125,250       -0-      -           -           -
  Director of
  Institutional            2001        100,085    10,000      -           -           -
  Division                 2000              -         -      -      50,000           -
----------------

     (1) Mr. Pardo and Mr. Peden began their employment in January 2000 and the fiscal year ended February 29, 2000. The salary amounts for 2000 reflect five weeks of compensation. Mr. Beste began his employment  in  April  2000.

     (2) The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.

     (3) These options were granted to Elizabeth Pardo, Mr. Pardo's spouse. Mr. Pardo is deemed to have beneficial ownership of the options and underlying shares due to his relationship.

Stock  Options  Granted  in  the  Last  Fiscal  Year

     The following table sets forth information concerning the grant of stock options during fiscal 2002 to the named executive officers.

                          Individual Grants
            ----------------------------------------------
                 Number of     % of Total                               Potential Realizable Value at
                 Securities     Options                                    Assumed Annual Rates of
                 Underlying     Granted                                 Stock Price Appreciation for
                   Options    Employees in     Exercise     Expiration          Option Terms (1)
                                                                        -----------------------------
   Name          Granted (#)  Fiscal 2002    Price ($/sh)     Date          5% ($)         10% ($)
   ----          -----------  ------------   ------------   ----------     ------          -------
Brian Pardo(2)     25,000        17.0%          $7.75        8/23/04       $19,859         $40,688

R. Scott Peden     12,000         8.2%          $7.75        8/23/04       $ 9,533         $19,530
-------------------

     (1) The potential realizable value is based on the difference between the exercise price and the annually compounded increase of the market price at date of grant through the option term multiplied by the number of shares.

     (2) These options were granted to Elizabeth Pardo, Mr. Pardo's spouse. Mr. Pardo is deemed to have beneficial ownership of the options and underlying shares due to his relationship.

Stock  Option  Exercises  and  Values

     The following table sets forth the stock option exercises during fiscal 2002 by the named executive officers and the value of their stock options as of February 28, 2002.

                   Shares                                                Value of Unexercised
                  Acquired     Value        Number of Unexercised           In-the-money
                  on Exer-    Realized        Options at 2/28/02        Options at 2/28/02(1)
                                             --------------------      -----------------------
     Name         cise (#)      ($)       Exercisable  Unexercisable  Exercisable  Unexercisable
    -----        ----------   ---------   -----------  -------------  -----------  -------------
Brian Pardo(2)       -0-         -0-          25,000            -0-          -0-            -0-

R. Scott Peden       -0-         -0-          12,000            -0-          -0-            -0-
----------------

     (1)  These  options  are  exercisable  at  $7.75  per  share.

     (2) These options were granted to Elizabeth Pardo, Mr. Pardo's spouse. Mr. Pardo is deemed to have beneficial ownership of the options and underlying shares due to his relationship.

Compensation  and  Retirement  Committee  Report

     Composition. The Compensation Committee (the "Committee") is composed of three directors: Mr. Pardo (Chairman), Mr. Ballyntine and Mr. Pierce.

     Compensation Approach. The Committee sets the compensation levels of the President of the Company and the Chief Executive Officer of Life Partners, Inc. ("LPI") and Extended Life Services, Inc. ("ELSI"), the principal operating subsidiaries of the Company. The Committee also sets a general framework for the short-term incentive program and administers the long-term incentive programs. It has adopted a set of guiding principles, which are designed to align executive compensation with management's execution of business strategies and initiatives as well as the achievement of long-term financial performance and growth in shareholder values. The principles are as follows:

     - The Company's salaries must reflect the contributions of each executive officer and the impact of those contributions on the business and financial success of the Company

     - The level of compensation should be competitive with the compensation paid to similarly skilled executives performing comparable functions within the Company's market area.

     - The Company provides incentive compensation from time to time to motivate personnel to achieve specific financial and operating goals.

     - The Company provides equity-based incentives for executive and senior officers and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as Shareholders as well as employees.

     Compensation is closely tied to performance and its impact on the growth in shareholder value. The primary components of executive compensation are base salary, short-term cash incentives and long-term equity incentives.

     Base Salary. The Company understands that base salaries must remain in a competitive range to attract and retain capable management. The Committee reviews these salary levels annually based on a subjective mix of the Company's performance, the executive's experience and contributions, and the levels of compensation received by similarly situated executives at comparable companies, and may increase the base salaries if the Committee deems an increase is warranted. The salaries of the other executive and senior officers are established by the CEO of LPI and ELSI, who evaluates these salaries in relationship to their respective levels of responsibility and contributions to the Company and based on the other criteria described by the Committee in this report. The beliefs of the CEO and the Committee regarding base salary levels are based on their collective knowledge and not on formal compensation surveys. Annual adjustments are made to maintain base salaries at competitive levels and to maintain an equitable relationship between the base salaries of executive and senior officers and overall merit increases for the Company's other employees.

     Short-Term Incentive Compensation. The Company provides from time to time incentive compensation in the form of bonuses. For bonuses paid to the CEO and the President, the Committee assesses incentives accorded comparable positions in other companies, the reporting of pre-tax profits for the year, the financial returns on equity and assets, and limitations on the size of the bonus in relationship to the executive's base salary. It analyzes the bonus amount in relationship to the Company's broader corporate performance, its targeted growth objectives, and its results of operations. It also analyzes the bonus amount for the CEO in relationship to the individual officer's responsibilities and his importance to the Company's operating strategy. For bonuses other than those paid to the CEO and the President, the CEO applies similar criteria to establish bonus amounts for the other executive and senior officers. The Company has broadened its business strategy to include senior life settlements as well as viatical settlements. Until the Company is positioned to consummate its senior life settlements, it does not expect to award bonuses as short-term incentive compensation.

     Long-Term Incentive Compensation. To align the interests of its Shareholders and management, the Company adopted its Omnibus Equity Compensation Plan (the "Plan") to provide equity-based compensation to its management. The Company adopted its Plan in January 2001 following the change of control, and granted awards covering 932,772 shares of our common stock to employees and consultants. All of these original options have been exercised and none are presently outstanding. In August 2001, the Company granted options covering an additional 147,000 shares to various employees. These options have an exercise price of $7.75 per share. Initial stock option awards for management are individually determined at or before employment at levels that are designed to attract qualified personnel. Although the Company may make grants of options from time to time, it does not expect that stock option grants will be a significant component of its compensation plan until the Company has made further progress in the development of its senior life settlement business.

     Corporate Performance and Chief Executive Officer Compensation. Brian D. Pardo is the Chief Executive Officer of LPI and ELSI, the principal operating subsidiaries of the Company. LPI is the oldest and one of the largest viatical settlement companies in the United States. We acquired ELSI in 2000 to handle senior life settlements, which we expect to become a rapidly growing market. Mr. Pardo has guided LPI since its inception and is one of the pioneers of the viatical settlement industry and is expected to play a similar role in the development of senior life settlements. Because of Mr. Pardo's unique contributions to the viatical and senior life settlement industries, his continued involvement with the Company is extremely important.

     In determining Mr. Pardo's compensation, the Committee considers Mr. Pardo's importance to the Company and its business strategy, including the development of the senior life settlement business. In addition, the Committee will consider the Company's results of operations and financial condition and its performance in comparison to its competitors. The Committee does not anticipate awarding Mr. Pardo equity-based compensation in light of his substantial beneficial holdings of the Company's Common Stock.

          Dated:  June 4, 2002                     The Compensation Committee of
                                                    Life Partners Holdings, Inc.

                                                             Mr. Pardo, Chairman
                                                                  Mr. Ballantyne
                                                                      Mr. Pierce

     As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

Certain  Transactions

     We contract with ESP Communications, Inc., a corporation owned by Brian D. Pardo's spouse, for post-settlement services. The services included periodic contact with viators and their health care providers through telephone calls and mailings, monthly checks of social security records to determine a viator's status, and with the independent escrow agent in the filing of death claims. ESP also provides facilities and various administrative personnel to us. Either party may cancel the agreement with a 30-day written notice. We currently pay ESP $5,000 on a semi-monthly basis for its services. For the years ended February 28, 2002 and February 29, 2001, we paid ESP approximately $115,000 and $133,500, respectively.

     In November 2000, the Company converted a note payable to Mr. Pardo in the amount of $90,000 for 5,900 shares of Common Stock.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The Company is aware of the following filings and transactions that were not reported timely during the last completed fiscal year:

                                            Number of           Number of
                 Name                     Late Reports     Transactions Affected
                 ----                     ------------     ---------------------
         Pardo Family Holdings, Ltd            4                    12
..
        Brian D. Pardo                         5                    13

         R. Scott Peden                        3                     4

         Michael Beste                         3                     4

     The late reports by Pardo Family Holdings, Ltd. are also attributed to Mr. Pardo, since he is assumed to have beneficial ownership (for SEC reporting purposes) of the Pardo Family Holdings' shares. Mr. Pardo's spouse was the recipient of an option grant, which was not reported in fiscal 2002. This late report is also attributed to him.

                                     ITEM 2
                       PROPOSAL TO REINCORPORATE IN TEXAS

General

     Your Board of Directors has approved and recommends that the Shareholders approve the proposed merger of the Company into a wholly owned subsidiary incorporated under the laws of the State of Texas for the purpose of changing our state of incorporation from the State of Massachusetts to the State of Texas. We believe that the Reincorporation will result in significant advantages as more fully described below. Before the merger, Life Partners (Texas) will not have any operating history, assets or liabilities. In this discussion, the "Company" refers to the existing Massachusetts corporation and the term "Life Partners (Texas)" refers to the new Texas corporation which is the proposed successor to the Company. The name of Life Partners (Texas) will be changed to Life Partners Holdings, Inc. when the merger is made effective.

     The following discussion summarizes certain aspects of our proposed Reincorporation into the State of Texas. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

     - the Certificate of Incorporation of Life Partners (Texas), a copy of which is attached as Exhibit A to this Proxy Statement;

     - the Bylaws of Life Partners (Texas), a copy of which is attached as Exhibit B to this Proxy Statement; and

     - the "Comparison of Massachusetts and Texas Corporation Law" attached as Exhibit C to this Proxy Statement.

     Copies of our current Articles of Organization, as amended, and Bylaws are available for inspection at our principal executive offices and copies will be sent to Shareholders, without charge, upon oral or written request directed to Life Partners Holdings, Inc., 204 Woodhew, Waco, Texas, 76710, Attention:
Corporate  Secretary,  telephone  800-368-5569.

Principal  Features  of  the  Reincorporation

     The Reincorporation will be effected by the merger of the Company with and into Life Partners (Texas), which has been incorporated under the Texas Business Corporation Act for purposes of the merger. Life Partners (Texas) will be the surviving corporation in the merger. The separate existence of the Company will cease to exist because of the merger. The name of Life Partners (Texas) will become Life Partners Holdings, Inc. upon completion of the merger.

     Upon completion of the merger, each outstanding share of common stock of the Company will be converted into one share of common stock of Life Partners (Texas). As a result, the existing Shareholders of the Company will automatically become Shareholders of Life Partners (Texas). The Company stock certificates will be deemed to represent the same number of Life Partners (Texas) shares as were represented by such the Company stock certificates before the merger. See " - Exchange of Stock Certificates."

     Our Reincorporation in Texas will not result in any change to the daily business operations of the Company or the present location of the principal executive offices in Waco, Texas. The financial condition and results of operations of Life Partners (Texas) immediately after the consummation of this transaction will be identical to that of the Company immediately before the consummation of the Reincorporation. In addition, at the effective time of the merger, the Board of Directors of Life Partners (Texas) will consist of those persons who were directors of the Company immediately prior to the merger; namely, Brian Pardo (Chairman of the Board), R. Scott Peden, Dwight L. Pierce and Tad Ballantyne. In addition, the individuals serving as executive officers of the Company immediately before the merger will serve as executive officers of Life Partners (Texas) upon the completion of the merger.

Vote  Required  for  the  Reincorporation

     Approval of the Reincorporation, which includes approval of the Merger Agreement, the Articles of Incorporation and the Bylaws, will require the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock entitled to vote.

Trading  Symbol

     We do not anticipate changing our common stock trading symbol as part of the Reincorporation. Accordingly, our shares are expected to continue to trade on The Nasdaq OTC Market under the symbol "LPHI". Principal Reasons for the Reincorporation

     The Company's headquarters and its operations, management and employees are located in Texas. Management and its advisors have greater experience in operating Texas corporations and believe that this familiarity with the Texas corporation laws will be advantageous in the operations and management of the Company. In addition, because the Company's executive offices are in Texas, the Company's status as a Massachusetts corporation doing business in Texas requires the Company to comply with reporting and tax obligations in two jurisdictions, while the Company will not be required to qualify to do business in Massachusetts if it reincorporates in Texas. The Company does not conduct any material operations in Massachusetts currently.

     We believe that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. By contrast, the Massachusetts corporation laws are divided into several different chapters adopted at different times with overlapping and sometimes confusing provisions. Many Massachusetts provisions, such as those dealing with the indemnification of directors and officers, are not as refined as comparable provisions in other states, including Texas. While the Massachusetts legislature has attempted and may attempt in the future to reform these provisions, such reform has not occurred to date and there is no assurance that such laws will be successfully reformed.

     Further, Massachusetts does not have a particularly extensive or well-developed body of case law. When coupled with the Massachusetts statutory law, the lack of a well-developed body of corporate case law creates greater uncertainty and thus risk with respect to corporate legal affairs. We believe that the Texas law - both statutory and case law - is better developed than Massachusetts's and will provide greater predictability.

     We have provided a discussion of additional differences between the Massachusetts and Texas corporate laws in Exhibit C, which is attached to this

Proxy  Statement.

Possible  Disadvantages  of  Reincorporation

     The Articles of Incorporation of Life Partners (Texas) contain a provision limiting the liability of directors. While Massachusetts law permits this type of limitation if contained in the corporate charter, the Company's Massachusetts charter does not contain such a provision. Thus, one result of the Reincorporation will be to extend additional protection from personal liability to the directors. For further information regarding this and other differences between the Massachusetts and Texas corporate laws, see Exhibit C attached to this Proxy Statement. We believe that the advantages of the Reincorporation to the Company and its Shareholders outweigh its possible disadvantages.

     SHAREHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE MASSACHUSETS AND TEXAS CORPORATE LAWS AFFECTING THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN EXHIBIT C ATTACHED TO THIS PROXY STATEMENT.

Amendment,  Deferral  or  Termination  of  the  Reincorporation Merger Agreement

     If approved by the Shareholders at the Special Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the applicable merger agreement provides that it may be amended, modified or supplemented before or after approval by the Shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's Shareholders unless it has been approved by the Shareholders. The merger agreement also provides that the Company may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding Shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its Shareholders.

Federal  Income  Tax  Consequences  of  the  Reincorporation

     We believe that, for federal income tax purposes, no gain or loss will be recognized by the holders of common stock of the Company as a result of the consummation of the Reincorporation and no gain or loss will be recognized by the Company or Life Partners (Texas). Each holder of common stock of the Company will have the same tax basis in the Life Partners (Texas) common stock received pursuant to the Reincorporation as such Shareholder had in the common stock of the Company held immediately prior to the Reincorporation, and the Shareholder's holding period with respect to the Life Partners (Texas) common stock will include the period during which such Shareholder held the corresponding common stock, so long as the common stock was held as a capital asset at the time of consummation of the Reincorporation.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     We also believe that Life Partners (Texas) will succeed without adjustment to the federal tax attributes of the Company.

Exchange  of  Stock  Certificates

     The Reincorporation will not affect the currently outstanding stock or any options, warrants or other rights to acquire stock, or the certificates or other instruments evidencing the stock or the rights to acquire stock. Consequently, it will not be necessary for Shareholders of the Company to exchange their existing stock certificates for stock certificates of Life Partners (Texas).
Delivery of the Company common stock certificates will constitute "good delivery" for transactions following the merger.

Securities  Act  Consequences

     The shares of Life Partners (Texas) to be issued in exchange of shares of the Company are not being registered under the Securities Act of 1933, as amended. In that respect, Life Partners (Texas) is relying on Rule 145(a)(2) of the Securities and Exchange Commission under the 1933 Act, which provides that a merger for the sole purpose of changing the domicile of the corporation does not involve the sale of securities for purposes of the 1933 Act. After the merger, Life Partners (Texas) will be a publicly held Company, its common stock will be traded and it will file with the Commission and provide to its Shareholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is freely tradable before the merger will continue to have freely tradable shares of Life Partners (Texas). Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. In summary, Life Partners (Texas) and its Shareholders will be in the same respective positions under the federal securities laws after the merger as were the Company and its Shareholders before the merger.

Dissenters'  Rights  of  Appraisal

     Under Massachusetts law, shareholders of Massachusetts corporations have the right to dissent from corporate reorganizations, including a merger, and receive cash equal to the appraised value of their shares. The following summary of the rights of dissenting Shareholders is qualified in its entirety by reference to the provisions of Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, a copy of which is attached as Exhibit D.

     Any Shareholder (i) who files with the Company before the taking of the vote on the approval of the Reincorporation written objection to the proposed action stating that such Shareholder intends to demand payment for such Shareholder's shares if the action is taken, and (ii) whose shares are not voted in favor of such action, has or may have the right to demand in writing from Life Partners (Texas), Inc. within 20 days after the date of mailing to such Shareholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Life Partners (Texas), Inc. and any such Shareholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts..

     A Shareholder intending to exercise his or her dissenter's right to receive payment for such Shareholder's shares must file with the Company written objection to the Reincorporation before the taking of the vote by the Shareholders on such Proposal and must not vote in favor of the Reincorporation at the Annual Meeting. A Shareholder's failure to vote against the Reincorporation will not constitute a waiver of such Shareholder's appraisal rights with respect to the Reincorporation, provided that such Shareholder does not vote in favor of the Reincorporation; and provided, further, that a vote against the Reincorporation without the filing of a written objection with the Company as described above will not be deemed to satisfy notice requirements under Massachusetts law with respect to appraisal rights. The written objection must state that the Shareholder intends to demand payment for such Shareholder's shares if the Reincorporation is consummated. Within ten days after the Reincorporation becomes effective, Life Partners (Texas), Inc. will give written notice of the effectiveness by registered or certified mail to each Shareholder who filed a written objection and who did not vote in favor of the
Reincorporation. Within 20 days after the mailing of that notice, any Shareholder to whom Life Partners (Texas), Inc. was required to give that notice may make written demand for payment for such Shareholder's shares from Life Partners (Texas), Inc. and Life Partners (Texas), Inc. will be required to pay to such Shareholder the fair market value of such Shareholder's shares within 30 days after the expiration of the 20-day period.

     If during the 30-day period Life Partners (Texas), Inc. and the dissenting Shareholder do not agree as to the fair value of the shares, Life Partners (Texas), Inc. or the Shareholder may, within four months after the end of the 30-day period, have the fair value of stock of all dissenting Shareholders determined by judicial proceedings by filing a bill in equity in the Superior Court in New Castle County, Massachusetts. For the purposes of the Superior Court's determination, the value of the shares of the Company would be determined as of the date preceding the date of the vote of the Shareholders approving the Reincorporation and would be exclusive of any element of value arising from the expectation or accomplishment of the Reincorporation. Upon making written demand for payment, the dissenting Shareholder will not thereafter be entitled to notices of meetings of Shareholders, to vote, or to dividends unless (i) no suit is filed within four months to determine the value of the stock, (ii) any suit is dismissed as to that Shareholder, or (iii) the Shareholder, with the written approval of Life Partners (Texas), withdraws the objection in writing.

     The enforcement by an objecting Shareholder of his or her appraisal rights as set forth in Sections 85 through 98, inclusive, of Chapter 156B of the Massachusetts General Laws shall be an exclusive remedy except for the right of any such objecting Shareholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the merger will be or is illegal or fraudulent as to such objecting Shareholder.

     The  provisions  of  Sections  86   through  98  of  Chapter  156B  of  the
Massachusetts General Laws are technical in nature and are complex. Any Shareholder desiring to exercise his appraisal rights should consult legal counsel for assistance since the failure to comply strictly with the provisions may nullify such appraisal rights.

     Notwithstanding the foregoing, the merger agreement provides that, if the Board of Directors deems it inadvisable to proceed as contemplated therein, the merger may be delayed or abandoned or the merger agreement may be amended, except that the principal terms may not be amended without Shareholder approval.

          The Board of Directors recommends voting "For" this proposal.

                                     ITEM 3
                            RATIFICATION OF AUDITORS

Vote  on  the  Independent  Auditors

     The Board of Directors has appointed Gray & Northcutt, Inc., independent certified public accountants, to audit the consolidated financial statements of the Company for the year ended February 28, 2003. The Company is advised that no member of Gray & Northcutt, Inc., has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Ratification of the Board's appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting.

          The Board of Directors recommends voting "For" this proposal.

     If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from Gray & Northcutt, Inc., is expected to be present at the Annual Meeting, We have offered Gray & Northcutt, Inc. the opportunity to make a statement. Gray &
Northcutt, Inc. have indicated that representatives, will be available by telephone to respond to appropriate questions.

Audit  Report  of  the  Board  of  Directors

     The Audit Committee consists of Messrs. Pardo, Pierce and Ballantyne. Messrs. Pierce and Ballantyne are "independent" and "financially literate" as defined under the Nasdaq listing standards. The Nasdaq listing standards define an independent director generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq listing standards define "financially literate" as being able to read and understand fundamental financial statements (including the company's balance sheet, income statement and cash flow statement).

     Functions. The Board has approved a charter for the Audit Committee, which was attached to the 2001 Proxy Statement. The Charter describes the Audit Committee's composition, its mission statement and principal functions, its responsibilities for review of financial statements and internal financial procedures and controls, and its relationships with the Board of Directors, the independent accountants and the Company's financial staff. The Audit Committee's responsibilities include the prior review of the Company's annual financial statements and substantiating the auditor's independence and their accountability to the Board of Directors and the Audit Committee. The Audit Committee believes that its Charter meets or exceeds the charter standards adopted by the Nasdaq.

     Actions Relating to the 2002 Financial Statements. The Board of Directors has taken the following actions with respect to the Company's audited financial statements as of and for the year ended February 28, 2002 (the "Financial Statements"):

     - the Board has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90 (Communication with Audit Committees and Audit Committee Communications, respectively);

     - the Board has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the auditors' independence; and

     - the Board has recommended that the Financial Statements be included in the Company's annual report on Form 10-KSB, based upon its review and discussions with the independent auditors.

     Audits Fees in 2002. Gray & Northcutt, Inc. billed the Company $35,367 during the fiscal year ended February 28, 2002, for auditing its Financial Statements and $30,365 reviewing its quarterly financial statements.

     All Other Fees in Fiscal 2002. All other fees charged by Gray & Northcutt, Inc. during the fiscal year ended February 28, 2002, which principally relate to tax return preparation, tax and GAAP research, edgarization and SEC filing services, were $13,061. The Company incurred no billings for financial information systems design and implementation.

     The Audit Committee has considered whether Gray & Northcutt, Inc.'s non-audit services are compatible with maintaining its independence as an auditor.

Dated:  June 4, 2002                                   The Board of Directors of
                                                    Life Partners Holdings, Inc.
                                                    Mr. Brian D. Pardo, Chairman
                                                            Mr. Dwight L. Pierce
                                                            Mr.  Tad  Ballantyne

     As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-KSB.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

Other  Matters  Coming  Before  The  Meeting

     As of the date of this Proxy Statement, the Company knows of no business to come before the Annual Meeting other than that referred to above. The Company's rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Shareholders in a proxy statement. As to other business, such as procedural matters that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its Shareholders.

Shareholder  Proposals  for  the  Next  Annual  Meeting

     Any Shareholder who wishes to present a proposal at the Company's 2003 Annual Meeting of Shareholders must deliver such proposal to the Clerk (Secretary) of the Company by April 30, 2003, for inclusion in the Company's proxy, notice of meeting, and proxy statement for the 2003 Annual Meeting.

Additional  Information

     The Company will bear the cost of soliciting proxies. Officers and regular employees of the Company may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     The Company's Annual report on form 10-KSB, including the financial statements and schedules thereto, for the year ended February 28, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to any Shareholder upon request to Mr. R. Scott Peden, General Counsel, Life Partners Holdings, Inc., 204 Woodhew, Waco, Texas 76710. Shareholders requesting exhibits to the Form 10-KSB will be provided the same upon payment of reproduction expenses.

                                              By Order of the Board of Directors



                                              R. Scott Peden
                                              Clerk (Secretary)
June  17,  2002

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR THE RATIFICATION OF THE AUDITORS.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           DATED:                           2002

                                           -------------------------------------
                                                         (Signature)

                                           -------------------------------------
                                               (Signature  if  held  jointly)


                                           Please  mark,  sign,  date and return
                                           this  Proxy Card  promptly using  the
                                           enclosed envelope.

                                                                       EXHIBIT A


                            ARTICLES OF INCORPORATION
                                       OF
                          LIFE PARTNERS (TEXAS), INC.

                                    ARTICLE I

           The name of the Corporation is LIFE PARTNERS (TEXAS), INC.

                                   ARTICLE II

                The Corporation shall have perpetual existence.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Texas Business Corporation Act, as amended ("TBCA"), of the State of Texas.

                                   ARTICLE IV

     The Corporation will not commence business until it has received, for the issuance of shares, consideration of $1,000.00.

                                    ARTICLE V

     1. The maximum number of shares of all classes of stock which the Corporation is authorized to have outstanding at any one time is 15,000,000 shares, of which 5,000,000 shares shall be issuable in one or more series, par value $.001 per share ("Preferred Stock"), and 10,000,000 shares shall be common stock, par value $.001 per share ("Common Stock"). All or any part of the Common Stock and Preferred Stock may be issued by the Corporation from time to time and for such consideration as the Board of Directors may determine. All of such shares, if and when issued, and upon receipt of such consideration by the Corporation, shall be fully paid and non-assessable.

     2. The Board of Directors is authorized at any time and from time to time to divide the Preferred Stock into one or more series and to fix and determine the relative rights, preferences, qualifications, limitations and restrictions of the shares of any series so established. All shares of any one series of Preferred Stock shall be identical, except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. The Board of Directors is hereby expressly authorized to adopt a resolution establishing and designing each such series, determining the number of shares which shall constitute such series, and determining the relative rights, preferences, qualifications, limitations and restrictions thereof, which relative rights, preferences, qualifications, limitations  and  restrictions  may  differ  with  respect to each series as to:

          (i) The rate or manner of dividends, including whether and to the extent such dividends shall be cumulative, participating, or both, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class or classes of stock of the Corporation;

          (ii) Whether the shares of such series shall be subject to redemption by the Corporation and, if so, the redemption price, the time or times of redemption and the terms and conditions of redemption, which price, times of redemption and terms and conditions may differ in the event of mandatory redemption or permissive redemption;

          (iii) The amount payable upon shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (iv) Sinking fund provisions, if any, for the redemption or purchase of shares of such series;

          (v) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock or any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

          (vi) The restrictions, if any, on the issue of any additional shares or reissue of shares of such series of Preferred Stock;

          (vii)  Voting  rights,  if  any;  and

          (viii) Any other such relative rights, preferences, qualifications, limitations or restrictions for such series which Texas law now or hereafter empowers or permits the Board of Directors to determine.

     Except as the TBCA requires or may hereafter be amended to require separate voting by classes of stock or by series of any class of stock of the Corporation or as otherwise required by these Articles of Incorporation, the holders of any series of Preferred Stock with voting rights, if any, and the holders of Common Stock shall vote together as a single class on any matters submitted to vote of the shareholders of the Corporation.

     3. Except as otherwise required by law, each holder of Common Stock shall be entitled to one vote for each share of such Common Stock standing in his name on the books of the Corporation. Subject to the rights and preferences of the Preferred Stock, if any is outstanding, holders of the Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of the Common Stock are entitled to receive pro rata the remaining assets of the Corporation after the holders of the Preferred Stock have been paid in full the sums to which they are entitled.

4. A majority vote of the outstanding shares shall be sufficient to approve any matter that requires the vote or concurrence of shareholders.

                                   ARTICLE VI

     No shareholder of the Corporation shall, by reason of his holding shares of any class of stock or series of any class of stock, have any preemptive or preferential right to purchase or subscribe for any shares of capital stock of the Corporation, now or hereafter authorized, any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase, shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, or any warrants, rights or options to purchase, subscribe to or otherwise acquire any such new or additional shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, whether or not the issuance of such shares, such notes, debentures, bonds or other securities, or such warrants, rights or options would adversely affect the dividend, voting or any other rights of such shareholder.

                                  ARTICLE VII

     Cumulative  voting  for  the  election of directors shall not be permitted.

                                  ARTICLE VIII

     The holders of any bonds, debentures or other obligations outstanding or hereafter issued by the Corporation shall have no power to vote in respect to corporate affairs and management of the Corporation by reason thereof, nor shall such holders by reason thereof have any right of inspection of the books, accounts and other records of the Corporation and any other rights which the shareholders of the Corporation have by reason of the TBCA of the State of Texas as the same exists or may hereafter be amended.

                                   ARTICLE IX

     1. The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

     2. The number of directors of the Corporation shall be no fewer than one nor more than nine. The exact number of directors shall be fixed from time to time by this Article or by a controlling bylaw, or by the Board of Directors.

     3. The names and addresses of the persons who are serving as directors until the next annual meeting of the shareholders, or until their successors shall have been elected and qualify, are:

          Brian  D.  Pardo                    204 Woodhew
                                              Waco,  Texas  76710

          R.  Scott  Peden                    204 Woodhew
                                              Waco,  Texas  76710

          Dwight  L.Pierce                    204  Woodhew
                                              Waco,  Texas  76710

          Tad  Ballantyne                     204  Woodhew
                                              Waco,  Texas  76710

     4. A director of the Company shall not be personally liable to the Company or the shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 2.41 of the TBCA, or (d) for any transaction from which the director derived an improper personal benefit.

     If the TBCA is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the TBCA, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                    ARTICLE X

     Any person who at any time shall serve or shall have served, as a director, officer, employee, or agent of the Company, or of any other enterprise at the request of the Company, and the heirs, executors, and administrators of such person, shall be indemnified by the Company against all costs and expenses (including but not limited to counsel fees, amounts or judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any claim, action, suit, or proceeding, whether civil, criminal, administrative, or other, in which he may be involved by virtue of such person being or having been such director, officer, employee, or agent, provided, however, that such indemnity shall not be operative with respect to (a) any matter as to which such person shall have been finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (b) any matter settled or compromised, unless in the opinion of independent counsel selected by or in a manner determined by the Board of Directors, there is not reasonable ground for such person being adjudged liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (c) any amount paid or payable to the Company or such other enterprise. The foregoing indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders, or otherwise.

                                   ARTICLE XI

     No contract or other transaction between the Corporation and any other corporation shall be affected by the fact that one or more of the directors or officers of this Corporation is interested in or is a director or officer of such other corporation and any director or officer individually may be a party to or may be interested in any contract or transaction of this Corporation. No contract or transaction of this Corporation with any person or persons, firm or association shall be affected by the fact that any director or officer of this Corporation is a party or interested in such contract or transaction, or in any way connected with such person or persons, firm or association, provided that the interest in any such contract or other transaction of any such director or officer shall be fully disclosed and that such contract or other transaction shall be authorized or ratified by the vote of a sufficient number of Directors of the Corporation not so interested. In the absence of fraud, no director or officer having such adverse interest shall be liable to the Corporation or to any shareholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director or officer be accountable for any gains or profits realized thereon. In any case described in this Article any such director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or ratify any such contract or transaction.

                                  ARTICLE XII

     The address of the registered office of the Corporation is 204 Woodhew, Waco, Texas 76710. The name of the registered agent of the Corporation at such address is R. Scott Peden.

                                  ARTICLE XIII

     Special meetings of the shareholders may be called by the President, the Board of Directors, or the holders of not less than 50% of shares entitled to vote at the proposed special meeting.

                                  ARTICLE XIV

     Any action required by the TBCA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares bearing not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the actions were present and voted.

     Dated  as  of  the  [___]  day  of  [__________].

                                             LIFE  PARTNERS  (TEXAS),  INC.


                                             By:
                                                --------------------------------
                                                    Name:  Brian  Pardo
                                                    Title:  President

                                                                       EXHIBIT B


                                     BYLAWS

                                       of

                          LIFE PARTNERS (TEXAS), INC.

                              (a Texas Corporation)


                               ARTICLE 1: OFFICES

     1.01 Registered Office & Agent. The registered office of the Corporation shall be at such address within the State of Texas as may be specified from time to time by the Board of Directors. The name of the registered agent at such address shall be designated from time to time by the Board of Directors.

     1.02 Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

                            ARTICLE 2: SHAREHOLDERS

     2.01 Place of Meetings. Meetings of Shareholders shall be held at the time and place, within or without the State of Texas, stated in the notice of the meeting or in a waiver of notice.

     2.02 Annual Meetings. The Shareholders of the Corporation shall hold their annual meetings for electing Directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

     2.03 Voting List. At least ten days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. The list, for a period of ten days before the meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any Shareholder during the whole time of the meeting.

     2.04 Special Meetings. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, or by these Bylaws, may be called by the President, the Board of Directors, or the holders of not less than one-half (50%) of all the shares entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the purposes stated in the notice of the meeting.

     2.05 Notice. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. (See also Bylaws 5.01 and 5.02.)

     2.06 Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at meetings of the Shareholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum is not present or represented at a meeting of the Shareholders, the Shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.07 Majority Vote; Withdrawal of Quorum. When a quorum is present at a meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before the meeting, unless the question is one on which, by express provision of the statutes, the Articles of Incorporation, or these Bylaws, a higher vote is required in which case the express provision shall govern. The Shareholders present at a duly constituted meeting may continue to transact business until adjournment, despite the withdrawal of enough Shareholders to leave less than a quorum.

     2.08 Method of Voting. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. At any meeting of the Shareholders, every Shareholder having the right to vote may vote either in person, or by proxy executed in writing by the Shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. Voting for directors shall be in accordance with Section 3.06 of these Bylaws. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.

     2.09 Record Date, Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of the Shareholders, the record date to be not less than ten nor more than fifty days prior to the meeting; or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than fifty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

     2.10 Action Without Meeting. Any action required by statute to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing setting forth the action so taken, shall be signed by the holders of shares representing the minimum number of votes that would be necessary to take the proposed action with respect to the subject matter thereof and such consent shall have the same force and effect as a vote of the Shareholders. The signed consent, or a signed copy shall be placed in the minute book.

     2.11 Telephone and Similar Meetings. Shareholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     2.12 Order of Business at Meetings. The order of business at annual meetings and so far as practicable at other meetings of Shareholders shall be as follows unless changed by the Board of Directors:

          (1)  call  to  order
          (2)  proof  of  due  notice  of  meeting
          (3)  determination  of  quorum  and  examination  of  proxies
          (4)  announcement  of  availability  of  voting  list (See Bylaw 2.03)
          (5)  announcement of distribution of annual statement (See Bylaw 8.03)
          (6)  reading  and disposing of minutes of last meeting of Shareholders
          (7)  reports  of  officers  and  committees
          (8)  appointment  of  voting  inspectors
          (9)  unfinished  business
          (10)  new  business
          (11)  nomination  of  directors
          (12)  opening  of  polls  for  voting
          (13)  recess
          (14)  reconvening;  closing  of  polls
          (15)  report  of  voting  inspectors
          (16)  other  business
          (17)  adjournment

                              ARTICLE 3: DIRECTORS

     3.01 Management. The business and affairs of the Corporation shall be managed by the Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not (by statute or by the Articles of Incorporation or by these Bylaws) directed or required to be exercised or done by the Shareholders.

     3.02 Number; Qualification; Election; Term. The Board of Directors shall consist of at least one person; provided however, that the Board of Directors may, in its discretion, increase or decrease the number of directors constituting the Board of Directors to not less than one person nor more than nine persons, who need not be a Shareholder or resident of any particular state. The directors named in the Articles of Incorporation shall hold office until the first annual meeting of Shareholders and until their successors are elected and qualified, either at an annual or a special meeting of Shareholders. Directors other than those named in the Articles of Incorporation shall hold office until the next annual meeting and until their successors are elected and qualified.

     3.03 Change in Number. The number of directors may be increased or decreased from time to time by amendment to these Bylaws but no decrease shall have the effect of shortening the term of any incumbent director. Any directorship to be filled because of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of Shareholders called for that purpose.

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

     3.04 Removal. Any director may be removed either for or without cause at any special or annual meeting of Shareholders, by the affirmative vote of a majority in number of shares of the Shareholders present, in person or by proxy, at such meeting and entitled to vote for the election of such director if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

     3.05 Vacancies. Any vacancy occurring in the Board of Directors (by death, resignation, removal or otherwise) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

     3.06 Election of Directors. Directors shall be elected by plurality vote. Cumulative voting shall not be permitted.

     3.07 Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Texas.

     3.08 First Meetings. The first meeting of a newly elected Board shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless by unanimous consent of the directors then elected and serving the time or place is changed.

     3.09 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     3.10 Special Meetings. Special meetings of the Board of Directors may be called by the President on three days' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors. Except as otherwise expressly provided by statute, Articles of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     3.11 Quorum; Majority Vote. At meetings of the Board of Directors a majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business; provided however, that in the event there are vacancies occurring in the Board that are not filled then a majority of the directors then serving shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise specifically provided by statute, the Articles of Incorporation, or these Bylaws. If a quorum is not present at a meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meting, until a quorum is present.

     3.12 Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of special or standing committees may, by resolution of the Board of Directors, be allowed like compensation for attending committee meetings.

     3.13 Procedure. The Board of Directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Corporation.

     3.14 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the

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
members of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minute book.

     3.15 Telephone and Similar Meetings. Directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.16  Interested  Directors;  Officers  and  Security  Holders.

          (a) Validity. If paragraph (b) is satisfied, no contract or other transaction between the Corporation and any of its directors, officers or security holders, or any corporation or firm in which any of them are directly or indirectly interested, shall be invalid solely because of this relationship or because of the presence of the director, officer or security holder at the meeting authorizing the contract or transaction, or his participation or vote in the meeting or authorization.

          (b)  Disclosure,  Approval;  Fairness.  Paragraph  (a) shall apply if:

          (l) the material facts of the relationship or interest of each such director, officer or security holder are known or disclosed:

          (i) to the Board of Directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

          (ii) to the Shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes; or

          (2) the contract or transaction is fair to the Corporation as of the time it is authorized or ratified by the Board of Directors or the Shareholders.

     (c) Non-Exclusive. This provision shall not be construed to invalidate a contract or transaction that would be valid in the absence of this provision.

                          ARTICLE 4: Board COMMITTEES

     4.01 Designation. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an executive committee or other committees, such as a compensation, audit or nominating committee, to assist the Board in the conduct of its responsibilities.

     4.02 Number; Qualification; Term. A board committee shall consist of one or more directors, one of whom shall be the President. A board committee shall serve at the pleasure of the Board of Directors.

     4.03 Authority. A board committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, including authority over the use of the corporate seal. However, a board committee, including the executive committee, shall not have the authority of the Board in reference to:

          (a)  amending  the  Articles  of  Incorporation;

          (b)  approving  a  plan  of  merger  or  consolidation;

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

          (c) recommending to the Shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

          (d) recommending to the Shareholders a voluntary dissolution of the Corporation or a revocation thereof;

          (e) amending, altering, or repealing these Bylaws or adopting new Bylaws;

          (f)  filling   vacancies  in   or  removing  members  of  the Board of
Directors  or of any committee  appointed  by  the  Board  of  Directors;

          (g)  fixing  the  compensation  of  any  member  of  such  committee;

          (h) altering or repealing any resolution of the Board of Directors which by its terms provides that it shall not be so amendable or repealable;

          (i)  declaring  a  dividend;  or

          (j)  authorizing  the  issuance  of  shares  of  the  Corporation.

     4.04 Change in Number. The number of board committee members may be increased or decreased from time to time by resolution adopted by a majority of the whole Board of Directors.

     4.05 Removal. Any member of A board committee may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

     4.06 Vacancies. A vacancy occurring in a board committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Bylaw 4.01.

     4.07 Meetings. Time, place and notice, (if any) of board committee meetings shall be determined by a board committee.

     4.08 Quorum; Majority Vote. At meetings of a board committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of a board committee, except as otherwise specifically provided by statute, the Articles of Incorporation, or these Bylaws. If a quorum is not present at a meeting of a board committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

     4.09 Compensation. By resolution of the Board of Directors, the members of a board committee may be paid their expenses, if any, of attendance at each meeting of a board meeting and may be paid a fixed sum for attendance at each meeting of a board committee or a stated salary as member. No such payment shall preclude any member from serving the Corporation in any other capacity and receiving compensation therefor.

     4.10 Procedure. A board committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of a board committee shall be placed in the minute book of the Corporation.

     4.11 Action Without Meeting. Any action required or permitted to be taken at a meeting of a board committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of a board committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall be placed in the minute book.

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
     4.12 Telephone and Similar Meetings. Committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     4.13 Responsibility. The designation of a board committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                                ARTICLE 5: NOTICE

     5.01 Method. Whenever by statute, the Articles of Incorporation, these Bylaws, or otherwise, notice is required to be given to a director, committee member, or security holder, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given: (a) in writing, by mail, postage prepaid, addressed to the director, committee member, or security holder at the address appearing on the books of the Corporation; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is thus deposited in the United States mails.

     5.02 Waiver. Whenever, by statute or the Articles of Incorporation or these Bylaws, notice is required to be given to a security holder, a committee member, or director, a waiver thereof in writing signed by the person or persons entitled to such notice, whenever before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                         ARTICLE 6: OFFICERS AND AGENTS

     6.01     Number;  Qualification;  Election;  Term.

          (a) The Corporation shall have: (l) a President, a Vice President, a Secretary and a Treasurer; and (2) such other officers (including a Chairman of the Board and additional Vice Presidents) and assistant officers and agents as the Board of Directors may think necessary.

          (b) No officer or agent need be a Shareholder, a director or a resident of any particular state.

          (c) Officers named in Bylaw 6.01(a)(1) shall be elected by the Board of Directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Bylaw 6.01(a)(2) may be elected by the Board of any meeting.

          (d) Unless otherwise specified by the Board at the time of election or appointment, or in an employment contract approved by the Board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of Shareholders. He shall serve until the end of his term or, if earlier, his death, resignation, or removal.

          (e) Any two or more offices may be held by the same person, except that the President and the Secretary shall not be the same person.

     6.02 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be

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
without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.03 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board of Directors.

     6.04 Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

     6.05 Compensation. The compensation of officers and agents shall be fixed from time to time by the Board of Directors.

     6.06 President. The President shall be the chief executive officer of the Corporation; he shall preside at all meetings of the Shareholders and the Board of Directors, shall have general and active management of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board are carried into effect. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe.

     6.07 Vice President. The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and have the authority and exercise the powers of the President. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

     6.08  Secretary.

          (a) The Secretary shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record all votes, actions and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive and other committees when required.

          (b) He shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board of Directors .

          (c) He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors or a board committee, affix it to any instrument requiring it. When so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

          (d) He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time prescribe.

     6.09 Assistant Secretary. The Assistant Secretaries in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and have the authority and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the President may from time to time prescribe.

     6.10  Treasurer.

          (a) The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all moneys and other valuables in the name and to the credit of the Corporation in depositories designated by the Board of Directors.

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
          (b) He shall disburse the funds of the Corporation as ordered by the Board of Directors, and prepare financial statements as they direct.

          (c) If required by the Board of Directors, he shall give the Corporation a bond (in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board) for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          (d) He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

     6.11 Assistant Treasurers. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and have the authority and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the President may from time to time delegate.

                    ARTICLE 7: CERTIFICATES AND SHAREHOLDERS

     7.01 Certificates. Certificates in the form determined by the Board of Directors shall be delivered representing all shares to which Shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on its face the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. It shall be signed by the President or a Vice President and such other officer or officers as the Board of Directors shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any officer may be facsimile.

     7.02 Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     7.03  Payment  for  Shares.

          (a) Kind. The consideration for this issuance of shares shall consist of money paid, labor done, (including services actually performed for the Corporation), property (tangible or intangible) actually received, promissory notes or the promise of future services.

          (b) Valuation. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

          (c) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

          (d) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus accounts.

     7.04 Subscription. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the

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
Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

     7.05 Lien. For any indebtedness of a Shareholder to the Corporation, the Corporation shall have a first and prior lien on all shares of its stock owned by him and on all dividends or other distributions declared thereon.

     7.06 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:

          (a) Claim. Makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; and

          (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

          (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction, or theft of the certificate; and

          (d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

     7.07 Registration of Transfer. The Corporation shall register the transfer of a certificate for shares presented to it for transfer if:

          (a) Endorsement. The certificate is properly endorsed by the registered owner or by his duly authorized attorney; and

          (b) Guarantee and Effectiveness of Signature. The signature of such person has been guaranteed by a national banking association or member of New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

          (c) Adverse Claims. The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

          (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

     7.08 Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all the rights and powers of a Shareholder.

     7.09 Pre-Emptive Rights. No Shareholder or other person shall have any pre-emptive right whatsoever.

                          ARTICLE 8: GENERAL PROVISIONS

     8.01  Dividends  and  Reserves.

          (a) Declaration and Payment. Subject to statute and the Articles of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors.

          (b) Record Date. The Board of Directors shall fix in advance a record date for the purpose of determining Shareholders entitled to receive payment of any dividend, the record date to be not more than fifty days before the payment date of such dividend. In compliance with Rule 10b-17 as promulgated under the Securities Exchange Act of 1934, within the time period specified, the Corporation shall notify any stock exchange or interdealer quotation system that quotes or lists its capital stock advising the exchange or quotation system of the record date, payment date, the class of listed or quoted stock, and the dividend amount.

          (c) Reserves. By resolution the Board of Directors may create such reserve or reserves out of the earned surplus of the Corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for any other purpose they think beneficial to the Corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

     8.02 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Shareholders, giving the names and addresses of all Shareholders and the number and class of the shares held by each.

     8.03 Annual Report. While a class of its stock is registered under the Securities Exchange Act of 1934, the Corporation shall mail to each Shareholder an annual report conforming to the requirements set forth under such act.

     8.04 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     8.05 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     8.06 Seal. The Corporation seal (of which there may be one or more exemplars) shall contain the name of the Corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it, or otherwise.

     8.07  Indemnification;  Insurance.

          (a) Persons. The Corporation shall indemnify, to the extent provided in paragraphs (b), (d) or (f):

          (l) any person who is or was director, officer, agent or employee of the Corporation, and

          (2) any person who serves or served at the Corporation's request as a director, officer, agent, employee, partner or trustee of another corporation or of a partnership, joint venture, trust or other enterprise.

          (b) Extent--Derivative Suits. In case of a suit by or in the right of the Corporation against a person named in paragraph (a) by reason of his holding a position named in paragraph (a), the Corporation shall indemnify him if he satisfies the standard in paragraph (c), for expenses (including attorneys' fees but excluding amounts paid in settlement) actually and reasonably incurred by him in connection with the defense or settlement of the suit.

          (c) Standard--Derivative Suits. In case of a suit by or in the right of the Corporation, a person named in paragraph (a) shall be indemnified only if:

          (l)  he  is  successful  on  the  merits  or  otherwise,  or

          (2) he acted in good faith in the transaction which is the subject of the suit, and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation. However, he shall not be indemnified in respect of any claim, issue or matter as to which he has been adjudged liable for negligence or misconduct in the performance of his duty to the Corporation unless (and only to the extent that) the court in which the suit was brought shall determine, upon application, that despite the adjudication but in view of all the circumstances, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

          (d) Extent--Nonderivative Suits. In case of a suit, action or proceeding, (whether civil, criminal, administrative or investigative), other than a suit by or in the right of the Corporation, together hereafter referred to as a nonderivative suit, against a person named in paragraph (a) by reason of his holding a position named in paragraph (a), the Corporation shall indemnify him if he satisfies the standard in paragraph (e), for amounts actually and reasonably incurred by him in connection with the defense or settlement of the nonderivative suit as (1) expenses (including attorney's fees), (2) amounts paid in settlement, (3) judgments, and (4) fines.

          (e) Standard--Non-derivative Suits. In case of a non-derivative suit, a person named in paragraph (a) shall be indemnified only if:

          (l)  he  is  successful  on  the  merits  or  otherwise,  or

          (2) he acted in good faith in the transaction which is the subject of the non-derivative suit, and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, he had no reason to believe his conduct was unlawful. The termination of a non-derivative suit by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person failed to satisfy the standard of this paragraph (e)(2).

          (f) Determination That Standard Has Been Met. A determination that the standard of paragraph (c) or (e) has been satisfied may be made by a court. Or, except as stated in paragraph (c)(2)(2nd sentence), the determination may be made by:

          (l) a majority of the directors of the Corporation (whether or not a quorum) who were not parties to the action, suit or proceeding, or

          (2) independent legal counsel (appointed by a majority of the directors of the Corporation, whether or not a quorum, or elected by the Shareholders of the Corporation) in a written opinion, or

          (3)  the  Shareholders  of  the  Corporation.

          (g) Proration. Anyone making a determination under paragraph (f) may determine that a person has met the standards as to some matters but not as to others, and may reasonably prorate amounts to be indemnified.

          (h) Advance Payment. The Corporation may pay in advance any expenses (including attorneys' fees) which may become subject to indemnification under paragraphs (a)-(g) if:

          (l)  the  Board  of  Directors  authorizes  the  specific payment, and

          (2) the person receiving the payment undertakes in writing to repay unless it is ultimately determined that he is entitled to indemnification by the Corporation under paragraphs (a)-(g).

          (i) Nonexclusive. The indemnification provided by paragraphs (a)-(g) shall not be exclusive of any other rights to which a person may be entitled by law, bylaw, agreement, vote of Shareholders or disinterested directors, or otherwise.

          (j) Continuation. The indemnification and advance payment provided by paragraphs (a)-(g) shall continue as to a person who has ceased to hold a position named in paragraph (a) and shall inure to his heirs, executors and administrators.

          (k) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who holds or who has held any position named in paragraph
(a), against any liability incurred by him in any such position, or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under paragraphs (a)-(h).

          (l) Reports. Indemnification payments, advance payments, and insurance purchases and payments made under paragraphs (a)-(k) shall be reported in writing to the Shareholders of the Corporation with the next notice of annual meeting, or within six months, whichever is sooner.

     8.08 Resignation. Any director, committee member, officer or agent may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     8.09  Amendment  of  Bylaws.

          (a) These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of the meeting.

          (b) These Bylaws may also be altered, amended, or repealed at any meeting of the Shareholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares present or represented at the meeting and entitled to vote thereat, provided notice of the proposed alteration, amendment or repeal is contained in the notice of the meeting.

     8.10 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

          (a) The remainder of these Bylaws shall be considered valid and operative, and

          (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

     8.11 Table of Contents; Headings. The table of contents and headings are for organization, convenience and clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.

     8.12 Relation to Articles of Incorporation. These Bylaws are subject to and governed by, the Articles of Incorporation.

     We the undersigned, President and Secretary of the Corporation do hereby certify that the foregoing Bylaws are the true and legal Bylaws of LIFE PARTNERS (TEXAS), INC., a Texas Corporation, and that the same were adopted unanimously by written consent of the sole Shareholder without meeting on the [____] day of June, 2002.


                                              ----------------------------------
                                              Brian Pardo, President


ATTEST:


----------------------------------
R.  Scott  Peden,  Secretary

















                                      B-14.

                                                                       EXHIBIT C


              COMPARISON OF MASSACHUSETTS AND TEXAS CORPORATION LAW

     After the reincorporation, the Shareholders of Life Partners Holdings, Inc., a Massachusetts corporation (the "Company"), will become Shareholders of Life Partners (Texas), Inc., a Texas corporation ("Life Partners (Texas)"). Some of the differences between the Massachusetts and Texas corporation laws, as well as differences between the charter ("Massachusetts Articles") and bylaws ("Massachusetts Bylaws") of the Company and the charter ("Texas Articles") and bylaws ("Texas Bylaws") of Life Partners (Texas) are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

Right  of  Shareholders  to  Vote  on  Certain  Mergers

     Under both Massachusetts and Texas laws, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the charter provides otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required under both Massachusetts and Texas law to approve a merger. The Massachusetts Articles do not alter the statutory provisions. The Texas Articles alter the statutory provisions by requiring the affirmative vote of a majority of the outstanding shares for approval.

     Unless the charter provides otherwise, Massachusetts law does not require approval by the shareholders of the surviving corporation in a merger if:

     (i)  the  merger  is  approved  by  vote  of  its  directors,

     (ii) the merger agreement does not change the name, the amount of shares authorized of any class of stock or other provisions of the charter,

     (iii) the shares of the corporation's stock to be issued in the merger do not exceed 15% of the shares of the same class outstanding immediately before the merger, and

     (iv) the directors have duly authorized any stock issuance in the merger according to the Massachusetts law governing the issue of authorized but unissued capital stock.

     Texas law is similar. It does not require approval by the shareholders of the surviving corporation in a merger (unless the charter provides otherwise) if:

     (i)  the  merger  is  approved  by  vote  of  its  directors,

     (ii)  there  is  no  amendment  to  the  corporation's  charter;

     (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights;

     (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding before the merger by more than 20%; and
-------------------------

(1) Life Partners (Texas), Inc.'s name will change upon the merger to Life Partners Holdings, Inc.

     (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding before the merger by more than 20%.

Sales,  Leases,  Exchanges  or  Other  Dispositions

     Massachusetts law generally requires approval of sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, although the charter may provide for a lesser vote but not less than a majority of each such class. The Massachusetts Articles do not alter the statutory vote.

     Under Texas law, the sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the charter) of all, or substantially all, of the property and assets of a corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares. Under Texas law, a transaction shall be in the usual and regular course of business if the corporation shall, directly or indirectly, continue to engage in one or more businesses or apply a portion of the consideration received in connection with the transaction to the conduct of the business in which it engages following the transaction.

Appraisal  Rights

     Under Massachusetts law, unless a vote of the shareholders was not required to approve the action, dissenting shareholders who follow prescribed statutory procedures are entitled to receive the appraised value of their shares in connection with any merger or sale of substantially all the assets of a corporation and in connection with certain mergers, reclassifications and other transactions which may adversely affect the rights or preferences of shareholders. There will be such dissenters' rights for the merger being voted on in connection with the Reincorporation. See "Rights of Appraisal" under Item
2.  Proposal  to  Reincorporate  in  Texas.

     Except for the limited classes of mergers, share exchanges, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations have appraisal rights in the event of a merger, share exchange, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation if special authorization of the shareholders is required by Texas law. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if:

     (i) the shares held by the shareholder are part of a class of shares which are

     (a)  listed  on  a  national  securities  exchange,

     (b) listed on The Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or successor entity or

     (c) are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange;

     (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any holder of shares of the same class or series; and

     (iii) the shareholder is not required by the terms of the plan of merger or exchange to accept any consideration other than

     (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are (A) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, (B) approved for quotation as a national market security on an interdealer quotation system by the NASD or successor entity, or (C) held of record by not less than 2,000 holders,

     (b)  cash in lieu of fractional shares otherwise entitled to be received or

     (c)  any  combination  of  (a)  and  (b).

Shareholder  Consent  to  Action  Without  a  Meeting

     Under both Massachusetts and Texas laws, any action to be taken by the shareholders may be taken without a meeting only if all shareholders entitled to vote on the matter consent to the action in writing. Under Massachusetts law, a corporation may not provide otherwise in its charter or bylaws while Texas law permits a corporation to alter the statutory provision. Under Texas law, a corporation's charter may authorize shareholder action by written consents signed by not less than a majority of the voting stock. The Texas Articles authorize the use of shareholder written consents if signed by a majority of the voting stock.

Procedures  For  Filling  Vacant  Directorships

     Under Massachusetts law, any vacancy in the board of directors, however occurring, including a vacancy resulting from enlargement of the board and any vacancy in any other office, may be filled in the manner prescribed in the bylaws, or, in the absence of any such provision in the bylaws, by the directors. The Company's Bylaws allow the Board of Directors to fill vacancies on the Board.

     Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. The Texas Bylaws provide that if a vacancy occurring in the Board of Directors, it shall be filled by the affirmative vote of a majority of the remaining directors. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Right  to  Call  Meetings

     A special meeting of shareholders of a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended, may be called by the holders of shares entitled to cast not less than 40% of the votes at the meeting.

     Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the charter provides for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the charter, but in no event may the charter provide for a number of shares greater than 50% that would be required to call a special meeting. The Texas Articles provide that a special meeting of the Shareholders may only be called by the President, Chief Executive Officer, or Board of Directors or such other person as may be authorized by the Texas Bylaws or by the holders of not less than 50% of all shares entitled to vote at such meeting.

Charter  Amendments

     Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the charter effecting one or more of the following:

     (i)  an increase or reduction of the capital stock of any authorized class;

     (ii) a change in the par value of authorized shares with par value, or any class thereof,

     (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value;

     (iv) certain changes in the number of authorized shares (or any class thereof); or

     (v)  a  corporate  name  change.

     Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the charter, or, if the charter so provides for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two- thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

     Under Texas law, an amendment to the charter requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless any class or series is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least two thirds of the shares within each class or series entitled to vote thereon as a class and at least two thirds of the total outstanding shares entitled to vote thereon. Holders of the outstanding shares of a class, or series, are entitled to vote as a class upon a proposed amendment, regardless of whether the holders are entitled to vote thereon by the charter, if the amendment would:

     (i) increase or decrease the aggregate number of authorized shares of such class or series;

     (ii)  increase  or  decrease  the  par  value  of the shares of such class;

     (iii) effect an exchange, reclassification or cancellation of all or part of the shares of such series;

     (iv) effect an exchange, or create a right of exchange of all or part of the shares of such class or series;

     (v) change the designations, preferences, limitations or relative rights of such class or series;

     (vi) change the shares of such class or series into the same or a different number of shares of the same class or another class or series;

     (vii) create a new class or series of shares having rights and preferences equal, prior or superior to the shares of such class or series, or increase the rights and preferences of any class or series having rights and preferences equal, prior or superior to the shares of such class or series, or increase the rights and preferences of any class or series having rights or preferences later or inferior to the shares of such class or series in such a manner as to become equal, prior or superior to the shares of such class or series;

     (viii)  divide  the  shares  of  such  class  into  series;

     (ix) limit or change the existing preemptive rights of the shares of such class or series;

     (x) cancel or otherwise affect dividends on the shares of such class or series which had accrued but had not been declared; or

     (xi) include or delete any provision required or permitted as to close corporations.

Bylaw  Amendments

     Both Texas and Massachusetts law provide that shareholders may amend a corporation's bylaws and, if so provided in its charter, the board of directors may also have this power. Under Texas law, the power to adopt, amend or repeal bylaws lies in the shareholders entitled to vote; provided, however, that any corporation may, in its charter, confer the power to adopt, amend or repeal bylaws upon the directors. Under Massachusetts law, the power to make, amend or repeal bylaws also lies in the shareholders entitled to vote; provided, that the directors may also make, amend or repeal the bylaws, except with respect to any provision which by law, the charter or the bylaws require action by the shareholders. Under both the Massachusetts Articles and the Texas Articles, the directors are granted the power to amend their respective bylaws, subject to the qualifications described above.

Class  Voting

     Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize those charter amendments described above under the heading Charter Amendments. All other amendments must be approved by a two-thirds vote of each class of stock outstanding and entitled to vote thereon, unless the charter provides for a lesser vote (but not less than a majority). If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two- thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

Under Texas law, class voting is required in connection with certain amendments of a corporation's charter (see Charter Amendments), a merger or consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's charter, would require class voting or certain sales of all or substantially all of the assets of a corporation.

Removal  of  Directors

     Under Massachusetts law, any director or the entire board of directors may be removed, except as otherwise provided in the constituent documents, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except that directors of a class elected by a particular class of shareholders may be removed only by the vote of a majority of the shares of the particular class of shareholders entitled to vote for the election of such directors. In addition, a director may be removed for cause by a vote of the majority of the directors then in office.

     A Texas corporation may provide for the removal of a director with or without cause in its charter or bylaws. The Texas Bylaws currently provide that directors may be removed, with or without cause, by the vote of a majority of the shares entitled to vote thereon (but not by the other directors).

Distributions,  Dividends  and  Stock  Repurchases

     Under Massachusetts law, the directors will be jointly and severally liable if a payment of dividends or a repurchase of a corporation's stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or
(iii) violates the corporation's charter. Shareholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of the distribution that exceeds the amount which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a shareholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other shareholders.

     Texas law is similar. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect or compromise indebtedness, pay dissenting shareholders or effect the purchase or redemption of redeemable shares if net assets equal or exceed the proposed distribution.

     As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Indemnification  of  Directors  and  Officers

     Regarding indemnification, Massachusetts and Texas laws differ primarily in that the Texas laws are much more detailed. The following is a summary comparison of the indemnification provisions of Massachusetts and Texas laws.

     Scope. Massachusetts law permits indemnification of expenses in a derivative or third party action, except that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such benefit plan. Such indemnification is permitted to the extent authorized in the corporation's charter or bylaws or as set forth in a shareholders' vote.

     Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by charter or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director if it is determined that the person:

     (i)  conducted  himself  in  good  faith;

     (ii) reasonably believed that (a) in the case of conduct in his official capacity as a director of the corporation that his conduct was in the corporation's best interest and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interest; and

     (iii) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

However, if the person is found liable to the corporation, or if the person is found liable on the basis that he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

     Neither the Massachusetts Articles nor the Massachusetts Bylaws deal with indemnification. The Texas Articles and Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Texas law.

     Advancement of Expenses. Under both Texas and Massachusetts laws, a corporation may advance the expenses incurred by a director or officer in defending an action if the director or officer undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification. Texas law also permits the corporation to advance litigation expenses to employees and agents without an undertaking to repay the advances. In addition, both Texas and Massachusetts law permit a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives:

     (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law and

     (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

The Texas Bylaws provide for the permissive advancement of expenses upon satisfaction of the statutory requirements.

     Procedure for Indemnification. Massachusetts law does not address the procedures for determining whether indemnification is appropriate.

Texas  law  provides  that   a  determination  of   whether  indemnification  is
appropriate  shall  be  made:

     (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not named defendants or respondents to the proceeding;

     (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not named defendants or respondents to the proceeding;

     (iii) by special legal counsel appointed by the board or a special committee by vote as set forth in (i) or (ii) or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or

     (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are named defendants or respondents to the proceeding.

     Mandatory Indemnification. Massachusetts law has no provision requiring mandatory indemnification. Under Texas law, indemnification by the corporation is mandatory if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

     Insurance. Massachusetts and Texas law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability.

     Persons Covered. Massachusetts law provides the same indemnification rights to officers, employees and agents as it provides for directors. Texas law expressly and separately addresses the indemnification of officers, employees and agents. The protections afforded to these persons under Texas law resemble those provided to directors.

     Standard of Care. The standard of care required under Massachusetts and Texas law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs. Shareholder Report. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Massachusetts law does not have a similar reporting requirement.

Limited  Liability  of  Directors

     Both Massachusetts and Texas laws permit a corporation to eliminate in its charter all personal liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. Massachusetts and Texas law do not permit any limitation of the liability of a director for:

     (i) breaching the duty of loyalty to the corporation or its shareholders;

     (ii)  failing  to  act  in  good  faith;  or

     (iii) engaging  in  intentional  misconduct  or  a known  violation of law.

Massachusetts law also does not permit a liability limitation for a director's receipt of a financial profit or other advantage to which the director was not legally entitled. Massachusetts law also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is insolvent or that render a corporation, insolvent. Texas law also does not permit a liability limitation for a director's receipt of an improper benefit or for violating applicable statutes that expressly provide for the liability of a director.

     The Massachusetts Articles do not contain provisions limiting the personal liability of the directors, even though permitted by statute. The Texas Articles eliminate the personal liability of a director to the fullest extent permitted by Texas law.

Anti-Takeover  Statutes

     Business Combination Statutes. Both Massachusetts and Texas have "business combination" statutes, which restrict mergers and other business combinations with certain persons who have acquired significant blocks of a corporation's stock. The Massachusetts and Texas statutues are substantially similar. However, whereas Texas law provides that, if a person acquires 20% or more of the stock of a Texas corporation without the approval of the board of directors of that corporation, such person may not engage in certain transactions with the corporation for a period of three years, in Massachusetts, the threshold is only 5%, with certain persons being excluded. Both the Texas and Massachusetts statutes include similar exceptions to this prohibition. If, for example, the board of directors approves the stock acquisition or the transaction prior to the time that the person becomes an interested shareholder, or if the transaction is approved by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested shareholder, then the prohibition on business combinations is not applicable.

     Massachusetts Control Share Acquisition Statute. Massachusetts also has a "Control Share Acquisition" statute for Massachusetts corporations. Under this statute, a person who acquires beneficial ownership of shares of stock of a corporation in a threshold amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (i) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (ii) any shares owned by any officer of the corporation and (iii) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires in crossing the foregoing thresholds. The statute does not require that such person consummate the purchase before the shareholder vote is taken. Certain transactions are excluded from the definition of "control share acquisition," including shares acquired pursuant to a tender offer, merger or consolidation if the transaction is pursuant to an agreement of merger or consolidation to which the corporation issuing the shares is a party.

     The Massachusetts Control Share Acquisition statute permits, to the extent authorized by a corporation's constituent documents, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (i) no control acquisition statement is delivered by the acquiring person or (ii) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the shareholders in accordance with applicable law.

     The Massachusetts Control Share Acquisition statute permits a Massachusetts corporation to elect not to be governed by the statute's provisions, by including a provision in the corporation's charter or bylaws pursuant to which the corporation opts out of the statute. The Company did not opt out of this statute.

     Texas  does  not  have  a  similar  statute.

                                                                       EXHIBIT D

                PROVISIONS OF THE GENERAL LAWS OF MASSACHUSETTS
                RELATING TO THE RIGHTS OF DISSENTING STOCKHOLDERS

                    (SECTIONS 86 TO 98 OF CHAPTER 156B OF THE
                         GENERAL LAWS OF MASSACHUSETTS)

     86. Right of Appraisal. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

     87. Notice of Stockholders Meeting to Contain Statement as to Appraisal Rights. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or nonexistence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

     "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

     88. Notice to Objecting Stockholder that Corporate Action has Become Effective. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

     89. Demand for Payment By Objecting Stockholder. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

     90. Determination of Value of Stock By Superior Court. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

     91. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof Etc.; Parties to Bill Etc.; Service of Bill on Corporation; Notice to Stockholder Parties Etc. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

     92. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Entry of Decree Determining Value of Stock; Date on Which Value is to be Determined. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

     93. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Court May Refer Bill, Etc., to Special Master to Hear Parties, Etc. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

     94. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Stockholder Parties May Be Required to Submit Their Stock Certificates for Notation Thereon of Pendency of Bill, Etc. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

     95. Bill in Equity to Determine Value of Stock of Objecting Stockholders on Failure to Agree on Value Thereof, Etc.; Taxation of Costs, Etc.; Interest on Award, Etc. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

     96. Stockholder Demanding Payment for Stock Not Entitled to Notice of Stockholders' Meetings or to Vote Stock or to Receive Dividends, Etc.; Exceptions. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

     (1)  A  bill shall not be filed within the time provided in section ninety;

     (2)  A  bill,  if  filed,  shall  be  dismissed  as to such stockholder, or

     (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

     Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

     97. Certain Shares Paid for By Corporation to Have Status of Treasury Stock, Etc. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

     98. Enforcement By Stockholder of Right to Receive Payment for His Shares to be Exclusive Remedy; Exception. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                      D-3